Exhibit 4.3

PIMCO Asset-Based Lending Company LLC – Series [I/II] Subscription Agreement for Non-US Investors Subscription Agreement for Non-US Investors The undersigned (the “Subscriber”) hereby tenders this Subscription Agreement and applies for the purchase of the dollar amount of limited liability company interests (the “Shares”) in Series [I/II] of PIMCO Asset-Based Lending Company LLC (“PALCO”) set forth below. PALCO is managed by its operating manager, Pacific Investment Management Company LLC (the “Manager” and together with its affiliates and subsidiaries, “PIMCO”). Please see the confidential private placement memorandum, as may be amended and/or supplemented from time to time (“PPM”), for complete details regarding the offering by PALCO. This Subscription Agreement must be used only for the purpose of purchasing the Shares in Series [I/II] of PALCO. If you wish to purchase shares in Series [I/II] of PALCO, please complete a subscription agreement for Series [I/II] of PALCO. A. Investment Investment Amount $ ($1 million minimum initial investment) For your subscription request to be accepted for any given month, the full investment amount above must be received by PALCO’s custodian or its designee no later than 4 PM EST five (5) business days prior to the first calendar day of the applicable month (unless waived). B. Investment Method Please identify the bank or other financial institution from which the Subscriber’s funds will be wired. Name of U.S. financial institution:Address: Routing Number (ABA): Beneficiary Number: Beneficiary Account Name: Account Number: Telephone: Intermediary Bank Name Intermediary Bank SWIFT Code: Beneficiary Bank Name: Beneficiary Bank SWIFT Code: Beneficiary Bank Account Number: Remittance Remarks: Repurchase proceeds will only be remitted to the financial institution from which the investment amounts originated, unless PALCO consents otherwise in its sole discretion. In the event that you elect to opt out of the Distribution Reinvestment Plan, any distributions will be remitted to the financial institution from which the investment amounts originated, unless PALCO consents otherwise in its sole discretion. Repurchase requests may be submitted to PALCO’s administrator (the “Administrator”), provided that the signed repurchase request is received by the Administrator prior to the end of the repurchase window in accordance with the PPM. If requested, the Administrator will undertake to promptly confirm in writing all repurchase requests which are received in good order. Subscribers failing to receive such requested written confirmation from the Administrator should contact the Administrator to obtain the same. C. Share Selection (required) Series [I/II] – Anchor I Shares [Series II – Anchor I-B Shares] Series [I/II] – Anchor II Shares Series [I/II] – Anchor II-B Shares [Series II – Anchor III Shares] Series [I/II] – Standard A Shares Series [I/II] – Standard B Shares Series [I/II] – E Shares (2) OWNERSHIP TYPE (Select Only One) Entity Name – Retirement Plan / Trust / Corporation / Partnership / Other Trustee(s) and/or authorized signatory(s) information MUST be provided in Sections 3.A and 3.B Entity Name Tax ID Number Date of Trust or Formation Entity Type (Select one. Required) Retirement Plan Trust Corp LLC Partnership Other Non-U.S. Jurisdiction (a) General Information (1) Subscriber full name, including any aliases (2) Subscriber Physical or Residential Address (3) Principal Business Address (if different address above) (4) Nature / Purpose / Objective of Entity, if applicable (5) Domicile of Formation, if applicable (6) Subscriber’s Nationality (Individual) (7) Subscriber’s Place of Birth (Individual) (8) Subscriber’s Occupation (Individual) (b) Senior Political Figure Status (1) Is the Subscriber or any of the Beneficial Owners or Control Persons (as defined below) a Senior Political Figure or Politically Exposed Person, as defined in Section (o)? Yes No (2) If “Yes,” provide relationship of Senior Political Figure or Politically Exposed Person to Subscriber. (c) Source of Funds (1) Please indicate the source of funds to be invested: (2) Is the source of funds family capital or is the Subscriber a family office? Yes No (d) Business / Source of Wealth Please provide an explanation of the Subscriber’s Business / Source of Wealth (e) Indication of Expected Turnover Please indicate the number of expected transactions through the account Attach completed applicable Form(s) W-8BEN, W-8BEN-E, W-8IMY, W-8ECI and/or W-8EXP.

PIMCO Asset-Based Lending Company LLC – Series [I/II] Subscription Agreement for Non-US Investors (3) INVESTOR INFORMATION (3) INVESTOR INFORMATION (Cont’d) A. Investor Name (Investor / Trustee / Executor / Authorized Signatory Information) (Residential street address MUST be provided. See Section 4 if mailing address is different than residential street address.) Subscriber Name (if an entity, state the entity name): Contact Person: Mailing Address: Telephone: Facsimile: Email: Year of Organization (entities): Date of Birth (individuals): Tax ID Number: The subscriber will hold the investment in PALCO: as principal as agent, nominee, or on behalf of another member Attach completed applicable Form(s) W-8BEN, W-8BEN-E, W-8IMY, W-8ECI and/or W-8EXP. Residence/Principal Place of Business (if different from the mailing address indicated above): Address: Registered Address (if different from the mailing address indicated above): Address: Address to which duplicate correspondence should be sent (if applicable): Address: Contact Person: Telephone: Facsimile: E-mail: Relationship to the Subscriber: If you are an “Institutional Account” as defined in the Financial Industry Regulatory Authority Rule 4512(c), please complete and sign the Institutional Suitability Certificate (attached hereto as Appendix B). If you are a PIMCO or PALCO employee, certain non-employee personnel, officer, director, or an Immediate Family Member thereof, please complete the Pre-Clearance Questions (attached hereto as Appendix E).

PIMCO Asset-Based Lending Company LLC – Series [I/II] Subscription Agreement for Non-US Investors (3) INVESTOR INFORMATION (Cont’d) B. Co-Investor Name (Co-Investor / Co-Trustee / Co-Executor / Co-Authorized Signatory Information, if applicable.) (Residential street address MUST be provided. See Section 4 if mailing address is different than residential street address.) Subscriber Name (if an entity, state the entity name): Contact Person: Mailing Address: Telephone: Facsimile: Email: Year of Organization (entities): Date of Birth (individuals): Tax ID Number: The subscriber will hold the investment in PALCO: as principal as agent, nominee, or on behalf of another member Attach completed applicable Form(s) W-8BEN, W-8BEN-E, W-8IMY, W-8ECI and/or W-8EXP. Residence/Principal Place of Business (if different from the mailing address indicated above): Address: Registered Address (if different from the mailing address indicated above): Address: Address to which duplicate correspondence should be sent (if applicable): Address: Contact Person: Telephone: Facsimile: E-mail: Relationship to the Subscriber: C. Financial Intermediary Name (Street address MUST be provided.) Entity Name: Mailing Address: (4) CONTACT INFORMATION (If different than provided in Section 3.A) Address: Telepho ne: Facsimile: E-mail: (5) INTERESTED PARTY INFORMATION (For mailed statements) FIRST NAME (MI) LAST NAME DAYTIME PHONE NUMBER RESIDENTIAL STREET ADDRESS CITY STATE ZIP (6) SELECT HOW YOU WANT TO RECEIVE YOUR DISTRIBUTIONS (Select only one) Please read entire section carefully. A. You are automatically enrolled in our Distribution Reinvestment Plan. If you do NOT wish to be enrolled in our Distribution Reinvestment Plan, and you instead elect to receive cash distributions, check this box and complete the information in Section 6.B : B. Complete the section below by selecting one of the four methods to receive cash distributions ONLY if you are NOT participating in the Distribution Reinvestment Plan and you instead have elected above to receive cash distributions per Section 6.A above. For Custodial held accounts, if you elect cash distributions the funds must be sent to the Custodian. 1. Wire transfer per the information set forth in Section 1.B above. 2. Cash/Check Mailed to the address set forth above (Available for Non-Custodial Investors only.) 3. Cash/Check Mailed to Third Party/Custodian NAME / ENTITY NAME / FINANCIAL INSTITUTION MAILING ADDRESS CITY STATE ZIP ACCOUNT NUMBER (required) 4. Cash/Direct Deposit Attach a pre-printed voided check. (Non-Custodial Investors Only) I authorize PIMCO Asset-Based Lending Company LLC or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify PIMCO Asset-Based Lending Company LLC in writing to cancel it. In the event that PIMCO Asset-Based Lending Company LLC deposits funds erroneously into my account, PIMCO Asset-Based Lending Company LLC is authorized to debit my account for an amount not to exceed the amount of the erroneous deposit. FINANCIAL INSTITUTION NAME MAILING ADDRESS CITY STATE ZIP YOUR BANK’S ABA ROUTING NUMBER YOUR BANK ACCOUNT NUMBER

PIMCO Asset-Based Lending Company LLC – Series [I/II] Subscription Agreement for Non-US Investors (7) ELECTRONIC DELIVERY FORM (Optional) By providing the Subscriber’s initial and email address in this Section (7) below, the Subscriber consents to the delivery by PALCO, the Manager and/or the Administrator to the Subscriber (or the Subscriber’s designated agents) of statements related to the Subscriber’s investment in PALCO, reports and other communications relating to PALCO and/or the Subscriber’s investment in PALCO (including, without limitation, net asset value information, subscription and repurchase activity, annual, quarterly or other reports, any notice (or updates thereto) from time to time required to be provided under applicable privacy and data protection laws that may be enacted or amended from time to time, including the California Consumer Privacy Act (the “CCPA”), the Data Protection Act, 2017 of the Cayman Islands (the “Cayman DPA”), the General Data Protection Regulation 2016/679 (the “GDPR”), the UK Data Protection Act 2018 (the “UK DPA”) and the “UK GDPR” (as defined in the UK DPA as amended by the Data Protection, Privacy and Electronic Communications (Amendments etc.) (EU Exit) Regulations 2019, and together with the CCPA, Cayman DPA, GDPR and UK DPA, the “Data Protection Legislation”), and any updates of consumer privacy policies and procedures) in electronic form, such as email or a password-protected website maintained by PIMCO or a third party, in lieu of or in addition to the delivery of such information through mail or fax transmission, unless the Subscriber has made a request in writing to the contrary. Please note that email messages are not secure and may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with without the knowledge of the sender or the intended recipient. None of PALCO, the Manager or the Administrator makes any warranties in relation to these matters. Please note that PALCO, the Manager and the Administrator reserve the right to intercept, monitor and retain email messages to and from their systems as permitted by applicable law. If you have any doubts about the authenticity of an email purportedly sent by PALCO, the Manager or the Administrator, you would be required to contact the purported sender immediately. If the Subscriber consents to the electronic delivery as described above, the Subscriber must notify PALCO in writing if the Subscriber’s email address listed herein changes. The Subscriber agrees and acknowledges that none of PALCO, the Manager, the Administrator or their agents or affiliates will incur any liability for any misdirected or intercepted communications, including those sent by email or any other electronic means. Please initial to consent to electronic delivery EMAIL (If blank, the email provided in Section 4 or Section 3.A will be used.)

PIMCO Asset-Based Lending Company LLC – Series [I/II] Subscription Agreement for Non-US Investors (8) POWER OF ATTORNEY By executing this Subscription Agreement and subscribing for Shares, the Subscriber hereby irrevocably makes, constitutes, and appoints the Manager and PIMCO Asset-Based Lending Company LLC with full power of substitution, the true and lawful representatives and attorney-in-fact of, and in the name, place and stead of, such Subscriber with power from time to time to make, execute, sign, acknowledge, swear to verify, deliver, record, file and/or publish (a) the limited liability company agreement of PIMCO Asset-Based Lending Company LLC (as amended, restated, supplemented or otherwise modified from time to time, the “LLC Agreement”) and any instrument, document or certificate necessary or appropriate thereto on behalf of such Subscriber; (b) any amendment, restatement or supplement to the LLC Agreement that complies with the provisions of the LLC Agreement; (c) the certificate of formation of PIMCO Asset-Based Lending Company LLC and any amendment thereof required because the LLC Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of PIMCO Asset-Based Lending Company LLC, the capital contributions of other investors of PIMCO Asset-Based Lending Company LLC, the name of PIMCO Asset-Based Lending Company LLC or the structure of PIMCO Asset-Based Lending Company LLC; and (d) all such other instruments, documents and certificates that, in the opinion of legal counsel to PIMCO Asset-Based Lending Company LLC, may from time to time be required by the laws of the United States, the State of Delaware, the Cayman Islands or any other jurisdiction in which PIMCO Asset-Based Lending Company LLC shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary for PIMCO Asset-Based Lending Company LLC to implement and continue the valid and subsisting existence and business of PIMCO Asset-Based Lending Company LLC in its current form of organization or to effect a change of name of PIMCO Asset-Based Lending Company LLC or to effect the dissolution or winding up, as the case may be, or termination of PIMCO Asset-Based Lending Company LLC. The foregoing power of attorney (i) is intended to secure an interest in property, and the obligation of the Subscriber under this Subscription Agreement, is irrevocable and shall be deemed to be coupled with an interest sufficient in law to support an irrevocable power; (ii) shall not be affected by subsequent death, disability, dissolution, bankruptcy, insolvency or incapacity of the principal Subscriber; and (iii) shall be governed, construed and enforced in accordance with the laws of the State of Delaware. If required, the Subscriber shall execute and deliver to the Manager or PIMCO Asset-Based Lending Company LLC, within five business days after receipt of a request therefor, such further designations, powers of attorney or other instruments as PIMCO shall determine to be necessary for the purposes hereof consistent with the provisions of the LLC Agreement. To the fullest extent permitted by applicable law, the Subscriber hereby waives any and all defenses that may be available to contest, negate or disaffirm the actions of PIMCO Asset-Based Lending Company LLC, PIMCO, the Administrator or their affiliates taken in good faith under this power of attorney. Any attorney-in-fact appointed pursuant to this Section 8 may execute any document on behalf of any or all investors in PIMCO Asset-Based Lending Company LLC without the need to list all of the investors in PIMCO Asset-Based Lending Company LLC. The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.

PIMCO Asset-Based Lending Company LLC – Series [I/II] Subscription Agreement for Non-US Investors (9) ANTI-MONEY LAUNDERING (9) ANTI-MONEY LAUNDERING (Cont’d) The Subscriber acknowledges that, due to applicable anti-money laundering and anti-terrorist and proliferation finance and related legislation and regulations (“Applicable AML Laws”), PALCO, the Manager on PALCO’s behalf, the Administrator, and/or any of their designees may require further identification information from the Subscriber and, as applicable, its Beneficial Owners3, control persons and/or anyone authorized to give instructions on the Subscriber’s behalf, and may also require receipt of the information from the Subscriber’s remitting financial institution before the Subscriber’s Subscription Agreement can be processed. In addition, the PALCO, the Manager on PALCO’s behalf, the Administrator and/or any of their designees may request such information or documentation as is necessary to verify (a) the identity of the Subscriber, its Beneficial Owners, control persons, and/or anyone authorized to give instructions on the Subscriber’s behalf; and (b) the source of the Subscriber’s wealth and subscription funds. In the event of delay or failure by the Subscriber to produce the requested information (or any additional information or documentation subsequently requested by PALCO, the Administrator, and/or their designees), PALCO or the Administrator may refuse to process a subscription or accept any monies from the Subscriber or process any redemption requests from or pay any distributions to the Subscriber until proper information has been provided. The Subscriber acknowledges and agrees that PALCO’s Board of Directors (and each Director), PALCO, the Manager, the Administrator and each of their respective affiliates shall be held harmless and indemnified against any loss arising as a result of a failure to process a subscription or redemption request or pay any distributions if the Subscriber has not provided documentation or information requested or required by PALCO, the Manager on PALCO’s behalf, and/or the Administrator to the satisfaction of PALCO, the Manager on PALCO’s behalf, and/or the Administrator. The Subscriber also acknowledges and agrees that waiver of any secrecy or privacy rights to which it is otherwise entitled is a condition of PALCO’s acceptance of the Subscriber’s subscription, to the extent necessary in order for PALCO to satisfy its obligations under Applicable AML Laws or Applicable Sanctions Laws, as defined below. The Subscriber acknowledges and agrees that (i) PALCO is not required to accept the Subscriber’s subscription or the subscription of any other person, (ii) all or a portion of the subscription payment of the Subscriber may therefore be returned at any time prior to the sale of shares, and (iii) the offering may be suspended or terminated at any time. The Subscriber acknowledges and agrees that PALCO generally prohibits any investment in PALCO by, on behalf of, or through the following persons, directly or indirectly (each, a “Prohibited Investor”): (a) A person or entity that is subject to economic or trade sanctions administered by the United States (including, but not limited to, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. State Department), the UK (including by HM Treasury), the European Union (“EU”) and its member states, the United Nations Security Council (“UNSC”), or any other relevant sanctions authority (together with U.S., UK, EU, and UNSC laws, “Applicable Sanctions Laws,” and persons or entities sanctioned under such laws, “Sanctioned Persons”); (b) Any entity owned or controlled by a Sanctioned Person; (c) A person or entity that is located, organized or ordinarily resident in a jurisdiction subject to comprehensive sanctions under Applicable Sanctions Laws (as of the time of this agreement, the Crimea, the so-called Luhansk People’s Republic and so-called Donetsk People’s Republic regions of Ukraine, the non-governmental controlled oblasts of Kherson and Zaporizhzhia, Cuba, Iran, North Korea and Syria) (a “Sanctioned Country”); (d) A person or entity with whom PALCO is otherwise prohibited from dealing under Applicable Sanctions Laws; (e) A Foreign Shell Bank (as defined herein). A “Foreign Shell Bank” means a Foreign Bank (as defined herein) without a physical presence in any country, but does not include a Regulated Affiliate (as defined herein). A “Foreign Bank” means an organization that (a) is organized under the laws of a country outside the United States; (b) engages in the business of banking; (c) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (d) receives deposits to a substantial extent in the regular course of its business; and (e) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a foreign bank. A “Regulated Affiliate” means a Foreign Shell Bank that (a) is an affiliate of a depository institution, credit union, or Foreign Bank that maintains a physical presence in the United States or a foreign country; and (b) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or Foreign Bank; (f) A person or entity that has been designated by, or is resident in, or organized or chartered under the laws of, a jurisdiction that has been designated as a “primary money laundering concern” by the Secretary of the Treasury under Section 311 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001 or Section 9714 of the Combatting Russian Money Laundering Act, unless waived by PALCO after conducting enhanced due diligence; (g) A person that appears on a list of known or suspected terrorists designated pursuant to the customer identification program regulations adopted under 31 U.S.C. §5318(l); or (h) A person or entity that has been convicted of or is under investigation for financial crimes, including activity that violates Applicable AML Laws, Applicable Sanctions Laws, or applicable anti-corruption or anti-bribery laws (“Applicable Anti-Corruption Laws”), unless waived by PALCO after conducting enhanced due diligence. The Subscriber represents and warrants that none of the Subscriber nor any person or entity controlling, controlled by, or, to the knowledge of the Subscriber, under common control with, such Subscriber, nor any Beneficial Owner or underlying investor of such Subscriber, is a Prohibited Investor. The Subscriber represents and warrants that none of the funds used by the Subscriber to fund its investment will be derived directly or indirectly from activity that violates Applicable Sanctions Laws or dealings with Sanctioned Persons or Sanctioned Countries. The Subscriber represents and warrants that none of the Subscriber, any Beneficial Owner, underlying investor, or any party acting on behalf of the Subscriber or any Beneficial Owner, has received, made, offered, or promised any unlawful payment or benefit in furtherance of its potential investment in PALCO. The Subscriber represents and warrants that, if the Subscriber is an entity, including a fund-of-funds, trust, pension plan, nominee, or any other entity that is not a natural person, the Subscriber: (a) has adopted policies and procedures designed to comply with Applicable AML Laws and, pursuant to those policies and procedures, it (i) has carried out thorough due diligence (and, as applicable, enhanced due diligence) as to, and has established the identities of, any Beneficial Owner of the Subscriber, (ii) holds the evidence of such identities, (iii) as required or appropriate, has identified the source of funds or source of wealth of any Beneficial Owner, (iv) will maintain all such evidence for the period required by applicable law (and in any event at least ten years from the date of the Subscriber’s complete redemption from PALCO), (v) will make such information available to PALCO or any of its designees upon their reasonable request and (vi) monitors for, and reports suspicious activity of, such persons or entities, and complies with relevant transaction and/or currency reporting requirements as required by Applicable AML Laws; (b) will obtain from its underlying investors a waiver of such investors’ secrecy and privacy rights as a condition of investment, to the extent necessary in order for the Subscriber and PALCO to satisfy their respective obligations under Applicable AML Laws, and the Subscriber will reject or terminate the investment of any underlying investor who refuses to provide, or attempts to revoke, such waiver; (c) has adopted and adhered to policies and procedures reasonably designed to comply with Applicable Sanctions Laws and Applicable Anti-Corruption Laws, and to identify underlying investors who might be Prohibited Investors; and (d) based on application of its policies and procedures designed to comply with Applicable AML Laws, Anti-Money Laundering Laws, Applicable Anti- Corruption Laws, and Applicable Sanctions Laws, Subscriber has no reason to believe that any underlying investor is a Prohibited Investor or is engaged in suspicious activity by, through or at PALCO. The Subscriber represents and warrants that the money that the Subscriber seeks to invest (a) is not derived from, or related to, money laundering, terrorism, illegal drug activity, or any other activity that is deemed criminal under U.S. or other applicable law; (b) will not cause PALCO, the Manager, the Administrator or any of their respective affiliates to be in violation of Applicable AML Laws, Applicable Sanctions Laws, or Applicable Anti-Corruption Laws; and (c) will not originate from, be routed through, or be transferred from or through an account maintained at a Foreign Shell Bank, an “offshore bank,” or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction or Territory4. The Subscriber represents and warrants that it does not know, or have reason to suspect, that the proceeds of its investment will be used in any manner that would cause PALCO, the Manager, the Administrator or any of their respective affiliates to be in violation of Applicable AML Laws, Applicable Sanctions Laws, or Applicable Anti-Corruption Laws. The Subscriber represents and warrants that it will provide to PALCO, the Manager, and/or the Administrator such information and documentation as PALCO, the Administrator, the Manager or any of their affiliates may require to comply with Applicable AML Laws, Applicable Sanctions Laws, and/or Applicable Anti-Corruption Laws. The representations and warranties set forth in this Section 9 are ongoing and shall be deemed repeated at the time of each subscription and repurchase. The Subscriber agrees to notify PALCO and/or the Administrator immediately of any change in information affecting the representations and covenants in this Section 9. The Subscriber acknowledges that (a) if the Subscriber is, or PALCO, Manager or the Administrator reasonably believes that the Subscriber or any of its Beneficial Owners, underlying investors or control persons is, a Prohibited Investor, (b) the foregoing representations in this Section 9 are incorrect, (c) if otherwise required by applicable law or regulation related to money laundering, economic sanctions, and similar activities, or (d) if PALCO, the Manager and/or the Administrator deems it reasonably necessary for the commercial best interests of other investors in PALCO, the Manager and/or the Administrator may, in their sole discretion, undertake appropriate actions to ensure compliance with applicable law or regulations or commercial best interests of other investors, including but not limited to freezing, segregating or redeeming the Subscriber’s subscription in PALCO. Freezing the Subscriber’s subscription in PALCO may mean that the Subscriber’s subscription cannot be redeemed. In the event that a redemption notice has been or is submitted in relation to frozen assets, either prior to or after assets are required by applicable law or regulations to be frozen, but the redemption has not yet completed, PALCO, the Manager and/or the Administrator may, in their sole discretion, disregard the redemption notice in question. PALCO, the Manager, and/or the Administrator shall be under no obligation to communicate with a Prohibited Investor in relation to the appropriate actions taken. In this event, the Subscriber shall have no claim against PALCO, the Manager, the Administrator, or any of their respective affiliates, for any form of damages that result from any of the aforementioned actions. The Subscriber represents and covenants that if it is or becomes, or any of its Beneficial Owners are or become, a Senior Foreign Political Figure5 or Politically Exposed Person6, it has provided or will provide notice of such status to PALCO, the Manager, and/or the Administrator and will provide any information requested by PALCO, the Manager, the Administrator, and/or their designees to conduct any enhanced due diligence as may be appropriate in PALCO’s, the Manager’s, and/or the Administrator’s sole discretion. The Subscriber likewise represents and covenants that if it is investing on behalf of others, it will conduct or has conducted enhanced due diligence on underlying investors who are or become Senior Foreign Political Figures or Politically Exposed Persons to confirm that such investors’ source of wealth or funds is not derived from corruption or other illegal activity. The Subscriber is advised that PALCO could be requested or required to disclose confidential information about the Subscriber and, if applicable, any of the Subscriber’s Beneficial Owners, underlying investors, control persons and/or persons authorized to give instructions on the Subscriber’s behalf, to governmental, regulatory or other authorities or to financial intermediaries if PALCO, Manager and/or the Administrator, in their sole discretion, determine that it is in their best interests in light of relevant laws or regulations concerning money laundering, economic sanctions, and similar activities. Notwithstanding any other provision of this Subscription Agreement to the contrary, PALCO, and the Manager, in its own name and on behalf of PALCO, shall be authorized, without the consent of any person or entity, including the undersigned, to take such action as it determines to be necessary or advisable to comply, or to cause PALCO to comply, with any anti-money laundering, economic sanctions, or anti-terrorist laws, rules, regulations, directives or special measures. Subscriber represents and warrants that it has read and completed “Appendix C: Information Regarding Applicability of Rule 506(d)” and “Appendix D: AML Subscriber Identification Questionnaire” herein and the information supplied is true and correct and may be relied upon by PALCO. Subscriber represents and warrants that neither investor nor (if investor is an entity) any shareholders, partners or other holders of equity or beneficial interests (including any person reasonably known to be controlling investor) is: a person or entity (a) whose name appears on the List of Specially Designated Nationals and Blocked Persons administered by the OFAC of the U.S. Department of Treasury or any similar list of sanctioned persons maintained by the United Nations, EU, or UK, as such lists may be amended from time to time; (b) who is incorporated, ordinarily resident, or located in a country or territory subject to comprehensive sanctions (at the time of this agreement the Crimea, the so-called Luhansk People’s Republic and so-called Donetsk People’s Republic regions of Ukraine, the non-governmental controlled oblasts of Kherson and Zaporizhzhia, Cuba, Iran, North Korea, and Syria); or (c) with whom dealings are restricted, prohibited, or sanctionable pursuant to applicable sanctions, including the sanctions programs administered by OFAC. Subscriber represents and warrants that (a) the amounts contributed by investor to PALCO were not and are not directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations; (b) no contribution by the you to PALCO will result in a violation by PALCO or the Manager of any U.S. federal or any state or non-U.S. laws and regulations, including anti-money laundering, economic sanctions, or anti-terrorist laws and regulations, and (c) none of the proceeds from investor’s investment in PALCO will be used to finance any activities that contravene laws or regulations or in any other manner that would cause PALCO or the Manager to be in violation of laws or regulations. (10) GOVERNING LAW This Subscription Agreement will be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to any choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than the State of Delaware). (11) ENTIRE AGREEMENT This Subscription Agreement, the LLC Agreement and the other agreements or documents referred to herein or in the LLC Agreement contain the entire agreement of the parties hereto or therein with respect to the subject matter hereof and thereof, and there are no representations, covenants or other agreements except as set forth herein or therein. (12) SUBSCRIBER SIGNATURES PIMCO Asset-Based Lending Company LLC is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/ taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, PIMCO Asset-Based Lending Company LLC may not be able to open your account. By signing this Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account. The undersigned’s signature pages to this Subscription Agreement shall also constitute a counterpart signature page to the LLC Agreement upon acceptance thereof by PALCO. Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf. In order to induce PIMCO Asset-Based Lending Company LLC to accept this subscription, I hereby represent and warrant to you as follows: I have received a copy of the PPM. INVESTOR CO-INVESTOR INITIALS INITIALS I am a non-”U.S. Person” as defined in U.S. Securities Act of 1933, as amended (the “Securities Act”) and an “accredited investor” as defined in Rule 501 promulgated under Regulation D under the Securities Act. All investors must complete the questionnaires in Appendices A and D INITIALS INITIALS I acknowledge that there is no public market for the Shares and, thus, my investment in Shares is not liquid. INITIALS INITIALS I acknowledge that the Shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the PPM. INITIALS INITIALS I am purchasing the Shares for my own account. INITIALS INITIALS I understand that the transaction price per Share at which my investment will be executed will be made available on PIMCO Asset-Based Lending Company LLC’s website at [www.pimco.com/palcoseriesi/www.pimco.com/palcoseriesii]. INITIALS INITIALS I understand that I am not committed to purchase Shares at the time my subscription order is submitted and I may cancel my subscription at any time before five business days prior to the last business day of the month. I understand that I may withdraw my purchase request by notifying the transfer agent, through my financial intermediary or directly on PIMCO Asset-Based Lending Company LLC’s toll-free, automated telephone line, (844) 705-0386. INITIALS INITIALS I am a benefit plan investor within the meaning of Section 3(42) of the Employee Retirement Income Security Act of 1974 (“ERISA”).7 (Initial ONLY if applicable) INITIALS INITIALS I declare that the information supplied in this Subscription Agreement (including, without limitation, Appendices) is true and correct and may be relied upon by PIMCO Asset-Based Lending Company LLC. I acknowledge that the Broker-Dealer/Registered Representative (Broker-Dealer/Registered Representative of record) and its designated clearing agent, if any, will have full access to my account information, including the number of shares I own, tax information (including tax documents) and redemption information. Subscriber may change the Broker-Dealer/Registered Representative of record at any time by contacting PIMCO Asset-Based Lending Company LLC at the number indicated below. ERISA INVESTORS If I am, or am investing on behalf of, any plan that is subject to Title I of ERISA, Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) or any other U.S. or non-U.S. federal, state, local or other laws or regulations that are similar to the fiduciary responsibility or prohibited transaction provisions of Title I of ERISA or the Code (collectively, “Other Plan Laws”): (1) I represent and warrant that my acquisition and holding of the Shares will not violate or otherwise result in a non-exempt prohibited transaction under ERISA, the Code or a violation of, or otherwise subject PALCO or PIMCO to, any applicable Other Plan Law. (2) I acknowledge and agree that I have neither sought, nor received, any advice, including, without limitation, in a fiduciary capacity, from PIMCO in connection with the purchase and holding of the Shares. (3) I have independently determined that the purchase and holding of the Shares is in accordance with the terms of my governing instruments, if any, and complies with all applicable requirements of ERISA, the Code and any applicable Other Plan Law.

PIMCO Asset-Based Lending Company LLC – Series [I/II] Subscription Agreement for Non-US Investors (13a) REGISTERED REPRESENTATIVE (Please complete ONLY if you are a Registered Representative otherwise skip to Section 13b.) BROKER-DEALER (Required information for sales made directly through a Broker-Dealer. If the shares are being purchased through an RIA, please complete Section 13b instead.) Please note that unless previously agreed to in writing by PALCO, all sales of securities must be made through a Broker-Dealer or a Registered Investment Adviser firm (“RIA”). This Section 13a must be completed for shares being purchased directly through a Broker-Dealer. If the shares are being purchased through an RIA, please complete Section 13b of this Subscription Agreement instead. The Registered Representative must sign below to complete the order. Registered Representative hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated as the investor’s legal residence. BROKER-DEALER REGISTERED REP ADVISOR MAILING ADDRESS CITY STATE ZIP FIRM CRD NUMBER REP/RIA CRD NUMBER TELEPHONE NUMBER E-MAIL ADDRESS FAX NUMBER OPERATIONS CONTACT NAME OPERATIONS CONTACT E-MAIL ADDRESS The undersigned confirm(s), which confirmation is made on behalf of the Broker-Dealer with respect to sales of securities made through a Broker-Dealer, that they (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have discussed such investor’s prospective purchase of Shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the Shares; (iv) have delivered or made available the PPM to such investor; (v) have reasonable grounds to believe that the investor is purchasing these Shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the PPM and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) have advised such investor that the Shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the PPM. The undersigned Registered Representative represents and certifies that, if the investor is a “retail customer” as defined in the Securities Exchange Act of 1934 (the “Exchange Act”) Rule 15l-1 (“Regulation Best Interest”), (i) the undersigned has a reasonable basis to believe that (a) a purchase of Shares would be in the best interest of the investor based upon the investor’s investment profile and the potential risks, rewards, and costs associated with such an investment and (b)(i) the undersigned has not placed its interests or those of the Registered Representative ahead of the interest of the investor in recommending such investment and (ii) undersigned and the Registered Representative have complied with any applicable enhanced standard of conduct, including but not limited to, the other requirements of Regulation Best Interest in relation to the proposed purchase of Shares. The undersigned Registered Representative further represents and certifies that, in connection with this subscription for Shares, he or she has complied with and has followed all applicable policies and procedures under his or her firm’s existing anti-money laundering program and customer identification program, including applicable document/information retention requirements. The undersigned Registered Representative further represents and certifies that, upon request from PALCO or an affiliate, such Registered Representative will provide PALCO with identification documentation and other information about the investor collected pursuant to these policies and procedures. During the life of the investment, but no more than annually, the undersigned Registered Representative agrees to provide, upon request from PALCO or an affiliate, a verification of continued compliance with this section 13a. THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. REGISTERED REP DATE BRANCH MANAGER SIGNATURE (If required by Broker-Dealer) DATE (13b) INVESTMENT ADVISOR REPRESENTATIVE/ RIA INFORMATION (Required information for sales made through an RIA. If the shares are being purchased directly through a Broker-Dealer, please complete Section 13a instead.) The Investment Advisor Representative (“Representative”), on behalf of the Representative and the RIA, must sign below to complete the order. A principal or other authorized signatory of the RIA must also sign if required by the RIA. Representative hereby warrants that Representative is duly licensed and authorized to execute this Subscription Agreement on behalf of Representative and the RIA, and may lawfully provide investment advice regarding the shares in the state designated as the investor’s legal residence. RIA FIRM INVESTMENT ADVISOR REPRESENTATIVE NAME MAILING ADDRESS CITY STATE ZIP IARD NUMBER (if known) RIA NUMBER TELEPHONE NUMBER E-MAIL ADDRESS FAX NUMBER OPERATIONS CONTACT NAME OPERATIONS CONTACT E-MAIL ADDRESS

PIMCO Asset-Based Lending Company LLC – Series [I/II] Subscription Agreement for Non-US Investors (13b) INVESTMENT ADVISOR REPRESENTATIVE/ RIA INFORMATION (Required information for sales made through an RIA. If the shares are being purchased directly through a Broker-Dealer, please complete Section 13a instead.) (Continued) The undersigned confirm by their signature, on behalf of the Representative and RIA, that Representative and RIA: (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have verified, if other than individual ownership, that the individual executing on behalf of the investor is properly authorized and identified; (iii) have discussed such investor’s prospective purchase of shares with such investor; and (iv) have advised such investor of all pertinent facts with regard to the liquidity and marketability of the shares. The Representative and RIA are not authorized or permitted to give, and represents that they have not given to a prospective investor, any information or any representation concerning the shares except (i) as set forth in the PPM and (ii) any sales literature which has been approved in advance in writing by PALCO (such information, the “Supplemental Information”). The Representative represents that Representative has not used or will not use any unapproved materials related to PALCO. The Representative has delivered a copy of the PPM, to each investor to whom an offer is made prior to or simultaneously with the execution of this Subscription Agreement. The Representative and RIA represent that it has not shown or given to the investor any material marked “RIA only,” “For Financial Advisor Use Only” or otherwise bearing a legend denoting that it is not to be shared with or given to prospective investors. The Representative and RIA hereby agree to, and shall, indemnify and hold harmless PALCO, its respective affiliates, and any directors, officers, partners, employees or agents of the foregoing (collectively, “PALCO Affiliates”), against any and all direct or third-party claims, losses, damages, or liabilities, joint or several, including but not limited to any claims, losses, damages, or liabilities relating to or regarding the suitability of the investment for the investor, whether or not the investment was in the best interest of the investor, and/or any claims relating to statements made by the RIA to the investor with respect to the purchase of shares or otherwise with respect to PALCO (including any investigative, legal, and other costs and expenses reasonably incurred in connection with, and any amounts paid in settlement of any action, suit, proceeding, or legislative or regulatory inquiry) (collectively “Claims”), for which any of the PALCO Affiliates may become subject, to the extent that such Claims arise out of or are based upon: (i) the Representative or RIA’s fraud, willful default, or negligence; or (ii) the Representative or RIA’s (a) violation of applicable law or regulation, (b) misrepresentation to the investor(s), (c) breach of any warranty or representation of the Representative or RIA herein, or (d) failure to fulfill any covenant or agreement of the Representative or RIA contained herein. The Representative and RIA shall not be liable under the indemnification provisions of this Subscription Agreement with respect to a party or other person entitled to indemnification hereunder (the “Indemnified Party”) unless such Indemnified Party shall have notified the Representative and RIA in writing within a reasonable time after notice giving information of the nature of the claim shall have been received by such Indemnified Party, but failure to notify the Representative or RIA of any such claim shall not relieve the Representative or RIA from any liability that it may have to the Indemnified Party against whom such claim is made, except to the extent that the failure to notify results in the failure of actual notice to the Representative or RIA and such indemnifying party is materially damaged by being unable effectively to defend such claim solely as a result of failure to give or delay in giving such notice. In case an action is brought directly against the Indemnified Party, or the Indemnified Party becomes directly involved in the action, the Representative or RIA will be entitled to participate, at their own expense, in the defense thereof. The Representative and RIA also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party in its reasonable judgment. After notice from the Representative or RIA to the Indemnified Party of the Representative’s or RIA’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Representative or RIA will not be liable to such party under this Subscription Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless (i) the Representative or RIA and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the RIA and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between or among them. Neither the Representative nor the RIA shall be liable for any settlement of any proceeding effected without its written consent but if settled with such consent, the Representative and RIA agree to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement. The RIA may settle any Claim covered by indemnification hereunder, provided such settlement involves solely the payment of money and a complete and total release from said Claim. A successor by law of the Indemnified Parties shall be entitled to the benefits of the indemnification contained in this Subscription Agreement. The RIA represents that it is properly licensed and presently registered as an investment adviser under the Advisers Act, and has complied with registration or notice filing requirements of the appropriate regulatory agency of each state in which the RIA has clients or is exempt from such registration requirements. The Representative and RIA represent that each is in compliance with all the applicable requirements imposed upon it under (a) the Securities Act, the Exchange Act, and the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) promulgated under both such acts, (b) all applicable state securities laws and regulations as from time to time in effect, (c) any other state and federal laws and regulations applicable to the activities of the Representative or RIA pursuant to this Subscription Agreement, including without limitation the privacy standards and requirements of state and federal laws, including the Gramm-Leach-Bliley Act of 1999, and the laws governing money laundering abatement and anti-terrorist financing efforts, including the applicable rules of the SEC; and d) this Subscription Agreement and the PPM. The RIA agrees to comply with the record-keeping requirements imposed by federal and state laws, including those records related to suitability and to make the suitability records available to PALCO upon request. The Representative and RIA represent that the investor meets the suitability and financial qualifications set forth in Section 12 and Appendix A of this Subscription Agreement and the PPM, and is a person who is eligible to purchase the applicable type of shares as described in the PPM. The Representative and RIA have reasonable grounds to believe that the purchase of shares by the investor is a suitable and appropriate investment for such investor. In making this determination, the RIA has reasonable grounds to believe that the investor: (a) can reasonably benefit from an investment in PALCO based on the prospective investor’s overall investment objectives and portfolio structure; (b) is able to bear the economic risk of the investment based on the prospective investor’s overall financial situation; and (c) has apparent understanding of (1) the fundamental risks of the investment, (2) the risk that the investor may lose the entire investment, (3) the lack of liquidity of the shares, (4) the restrictions on transferability of the shares, (5) the tax consequences of the investment, and (6) the background and qualifications of PIMCO. The Representative and RIA have made this determination on the basis of information it has obtained from the investor, including at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective investor, as well as any other pertinent factors. The Representative and RIA represent further that they have conducted, or have directed an agent or the account custodian to conduct on the RIA’s behalf, all necessary due diligence and “know your customer” checks on the investor in order to comply with any and all applicable laws, rules, and regulations including, but not limited to, the USA Patriot Act of 2001, the Bank Secrecy Act of 1970, as amended, regulations or orders issued by OFAC, and any other applicable anti-money laundering laws, rules, or regulations. With respect to any use by the Representative and RIA of electronic delivery of the PPM and Supplemental Information and electronic signature of the Subscription Agreement, the Representative and RIA represent and warrant that each will comply with (a) all applicable rules, regulations and guidelines issued by the SEC and any other applicable laws or regulations and guidelines; and (b) the Electronic Signatures in the Global and National Commerce Act and the Uniform Electronic Transactions Act, to the extent applicable, as adopted in each applicable jurisdiction and any other applicable laws. The undersigned represents that the shares will be purchased through the RIA listed above. RIA and PALCO acknowledge that if RIA and PALCO have executed an RIA selected dealer (or other comparable) agreement for the offering of shares of PALCO, then such agreement shall supersede any conflicting representations contained herein in this Section 13b. THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. INVESTMENT ADVISOR REPRESENTATIVE SIGNATURE DATE PRINCIPAL OR OTHER RIA AUTHORIZED SIGNATORY SIGNATURE (if required by RIA) (14) MISCELLANEOUS If investors participating in the Distribution Reinvestment Plan or making subsequent purchases of Shares of PIMCO Asset-Based Lending Company LLC experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 12 above, they are asked to promptly notify PIMCO Asset-Based Lending Company LLC and the Broker-Dealer in writing. The Broker-Dealer may notify PIMCO Asset-Based Lending Company LLC if an investor participating in the Distribution Reinvestment Plan can no longer make the representations or warranties set forth in Section 12 above, and PIMCO Asset-Based Lending Company LLC may rely on such notification to terminate such investor’s participation in the Distribution Reinvestment Plan. All items on this Subscription Agreement must be completed in order for your subscription to be processed. For your subscription request to be accepted for any given month, the completed and executed Subscription Agreement and the full subscription amount must be received by PALCO or its designee no later than 4 PM EST five (5) business days prior to the first calendar day of the applicable month (unless waived). Upon acceptance of your subscription request, you will receive a written confirmation of your purchase. Subscribers are encouraged to read the PPM in its entirety for a complete explanation of an investment in the Shares of PIMCO Asset-Based Lending Company LLC.

PIMCO Asset-Based Lending Company LLC – Series [I/II] Subscription Agreement for Non-US Investors Return the completed Subscription Agreement to: Regular Mail To: PIMCO Asset-Based Lending Company LLC—Series [I/II] 650 Newport Center Drive, Newport Beach, CA 92660 Overnight To: PIMCO Asset-Based Lending Company LLC—Series [I/II] 650 Newport Center Drive, Newport Beach, CA 92660 PIMCO Asset-Based Lending Company LLC—Series [I/II] Investor Relations: (212) 776-1689 Email: AltsInvestorServicing@pimco.com Submit the Investment Amount provided in Section I: By Mail — Attach a check made payable to By Wire — Bank Name: State Street Bank and Trust Company Account Name: Address: John Adams Building, 1776 Heritage Dr, North Quincy, MA 02171 ABA Routing Number: Demand Deposit Account Number: Please request when sending a wire that the wire reference the subscriber’s name in order to assure that the wire is credited to the proper account.

PIMCO Asset-Based Lending Company LLC – Series [I/II] Subscription Agreement for Non-US Investors The Subscriber qualifies as an “accredited investor” within the meaning of Regulation D under the Securities Act. The Subscriber is eligible to invest in PALCO as an accredited investor if the Subscriber is able to affirmatively check one of the boxes below (please check each box that accurately describes the Subscriber): (a) The Subscriber is a natural person who had an income in excess of $200,000 in each of the two most recent years (or joint income with the Subscriber’s spouse or “spousal equivalent”8 in excess of $300,000 in each of those years) and has a reasonable expectation of reaching the same income level in the current year. (b) The Subscriber is a natural person who has a net worth (or joint net worth with the Subscriber’s spouse or spousal equivalent) in excess of $1,000,000.9 NOTE: When calculating net worth, •exclude from the calculation the estimated fair market value of the Subscriber’s primary residence at the time of the sale of the Shares; •exclude from the calculation all indebtedness (e.g., a mortgage or home equity loan or line of credit) secured by the Subscriber’s primary residence, up to the estimated fair market value of such primary residence at the time of the sale of the Shares; and •include in the calculation as a liability the indebtedness secured by the Subscriber’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Shares. NOTE: When calculating joint net worth, •can aggregate the net worth of the Subscriber and the Subscriber’s spouse or spousal equivalent; •to include assets in the calculation, the assets need not be held jointly; and •• to rely on this joint net worth standard, securities need not be purchased jointly. (c) The Subscriber is a natural person holding in good standing the General Securities Representative license (Series 7), the Investment Adviser Representative license (Series 65), the Private Securities Offerings Representative license (Series 82), and/or any other professional certifications or designations or credentials from an accredited educational institution that the U.S. Securities and Exchange Commission (“SEC”) has designated as qualifying an individual for accredited investor status.10 (d) The Subscriber is a “family office,”11 as defined under the Advisers Act, (x) with assets under management in excess of $5,000,000; (y) that was not formed for the specific purpose of acquiring the securities offered, and (z) whose subscription in PALCO is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment and does not rely on PALCO or its affiliates for a recommendation. (e) The Subscriber is a “family client,” as defined under the Advisers Act, that meets the requirements (x), (y), and (z) set forth in paragraph (2)(d) above, whose subscription in PALCO is directed by such “family office” pursuant to the Advisers Act. (f) The Subscriber is a trust (e.g., a personal trust) (i) with total assets in excess of $5,000,000, (ii) that was not formed for the specific purpose of investing in PALCO, and (iii) whose selected person responsible for directing the investment of assets of the trust in PALCO has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in PALCO. (g) The Subscriber is an entity with total assets in excess of $5,000,000 which was not formed for the specific purpose of investing in PALCO and which is one of the following: (i) a corporation; or (ii) a partnership; or (iii) a limited liability company; or (iv) a Massachusetts or similar business trust; or (v) an organization described in Section 501(c)(3) of the Code. (h) The Subscriber is a revocable trust which may be amended or revoked at any time by the grantors thereof, and of which all of the grantors are “accredited investors” because each grantor is an individual who (i) has a net worth (or joint net worth with the Subscriber’s spouse or spousal equivalent) in excess of $1,000,000 (calculated in the manner set forth in paragraph (2)(b) above); (ii) had individual income in excess of $200,000 in each of the two most recent years and expects to have individual income in excess of $200,000 in the current year; or (iii) had joint income together with the Subscriber’s spouse or spousal equivalent in excess of $300,000 in each of the two most recent years and expects to have joint income in excess of $300,000 in the current year.12 (i) The Subscriber is licensed, or subject to supervision, by U.S. federal or state examining authorities as a “bank” (as defined in Section 3(a)(2) of the Securities Act), a “savings and loan association” (or other institution described in Section 3(a)(5)(A) of the Securities Act) or an “insurance company” (as defined in Section 2(a)(13) of the Securities Act), or is an account for which a bank or savings and loan association is subscribing in a fiduciary capacity. (j) The Subscriber is registered with the SEC as a broker or dealer under the Exchange Act, or is an investment company registered under the Investment Company Act, or has elected to be treated or qualifies as a “business development company” (within the meaning of Section 2(a)(48) of the Investment Company Act). (k) The Subscriber is an investment adviser registered pursuant to Section 203 of the Advisers Act or registered pursuant to the laws of a state. (l) The Subscriber is an investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Advisers Act. (m) The Subscriber is a Small Business Investment Company (“SBIC”) licensed by the Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958, as amended. (n) The Subscriber is a Rural Business Investment Company (“RBIC”)13 as defined in Section 384A of the Consolidated Farm and Rural Development Act, as amended.

PIMCO Asset-Based Lending Company LLC – Series [I/II] Subscription Agreement for Non-US Investors ) The Subscriber is a private business development company as defined in Section 202(a)(22) of the Advisers Act. (p) The Subscriber is an employee benefit plan (other than a participant-directed plan) established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, with total assets in excess of $5,000,000. (q) The Subscriber is an employee benefit plan within the meaning of ERISA, (i) which has total assets in excess of $5,000,000, (ii) for which investment decisions are made by a plan fiduciary which is a bank, savings and loan association, insurance company, or registered investment adviser, or (iii) if a self-directed plan, in which investment decisions are made solely by persons that are “accredited investors.” (r) The Subscriber is an entity in which all of the equity owners are directly or indirectly persons described in this Appendix A.14 (s) The Subscriber is any entity of a type not listed in (f) through (r) above, (x) that owns “investments,” as defined in Rule 2a51-1(b) under the Investment Company Act, (y) in excess of $5,000,000 and (z) that was not formed for the specific purpose of acquiring the securities offered.15

PIMCO Asset-Based Lending Company LLC – Series [I/II] Subscription Agreement for Non-US Investors INSTITUTIONAL SUITABILITY CERTIFICATE AFFIRMATIVE INDICATION OF EXERCISE OF INDEPENDENT JUDGMENT (Pursuant to FINRA Rule 2111) 1 Please fill out this form, sign, and reply via email: PALCOTA_INQ@statestreet.com In connection with any recommended2 transaction or investment strategy by a registered broker-dealer, the undersigned acknowledges on behalf of the Institution named below that: I. It is an Institutional Account as defined in FINRA Rule 4512(c)3 or is a “family office” (as defined in Rule 202(a)(11)(G)-1 under the Advisers Act) with assets under management in excess of $50,000,000 or more, not formed for the specific purpose of acquiring the Shares offered, and whose purchase of the Shares is directed by one or more experienced securities or financial services professionals who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the purchase of the Shares and does not rely on PALCO or its affiliates for a recommendation4; II. It (1) is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities; and (2) will exercise independent judgment in evaluating the recommendations of any broker-dealer or its associated persons, unless it has otherwise notified the broker-dealer in writing; III. It will notify PIMCO if anything in this Certificate ceases to be true; IV. This Certificate and the information contained herein may be shared with broker-dealers or third parties, including via a secure database or electronic platform established by PIMCO; and V. He or she is authorized to sign on behalf of the Institutional Account named below. NOTE: This Certificate shall apply with respect to all recommended transactions and investment strategies involving securities that are entered into by the “Institutional Account” named in this Certificate, whether for the account of such Institutional Account or for the account of any beneficial owner that has delegated decision making authority to such Institutional Account. Institutional Account Name: Address, City, State, Zip: Name of Authorized Signatory: U.S. Tax ID/EIN (if applicable): Title of Authorized Signatory: Telephone: Email Address: Signature of Authorized Signatory: Date: Name of Contact at Institution (for questions and updates) Telephone: Email Address: 1 Available at http://www.finra.org/Industry/Regulation/FINRARules/. 2 As defined in FINRA Rules. 3 The term “Institutional Account” means the account of: (1) a bank, savings and loan association, insurance company or registered investment company; (2) an investment adviser registered either with the SEC under Section 203 of the Investment Advisers Act or with a state securities commission (or any agency or office performing like functions); or (3) any other person (whether a natural person, corporation, partnership, trust or otherwise) with total assets of at least $50 million as of the date of this Certificate (whether such assets are invested for such person’s own account or under management for the account of others). 4 “Family offices” that meet these criteria are not considered “retail customers” for the purposes of the SEC’s Regulation Best Interest and Form CRS under the Exchange Act, as amended.

PIMCO Asset-Based Lending Company LLC – Series [I/II] Subscription Agreement for Non-US Investors Information Regarding Applicability of Rule 506(d) Rule 506(d) Representations The Subscriber should answer each of the statements below in respect of the Beneficial Owner and any other person who could be deemed to be a “beneficial owner” of the Shares held by the Beneficial Owner (collectively with the Beneficial Owner, the “Covered Party”). The Subscriber represents and warrants: True False The Covered Party has not been convicted of any felony or misdemeanor: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities. The Covered Party is not subject to any order, judgment or decree of any court of competent jurisdiction that restrains or enjoins it from engaging or continuing to engage in any conduct or practice: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities. The Covered Party is not subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the CFTC; or the National Credit Union Administration that: (i) bars it from association with an entity regulated by such commission, authority, agency, or officer; (ii) bars it from engaging in the business of securities, insurance or banking; (iii) bars it from engaging in savings association or credit union activities; or (iv) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct. The Covered Party is not subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Exchange Act (15 U.S.C. 78o(b) or 78o-4(c)) or Section 203(e) or (f) of the Advisers Act (15 U.S.C. 80b-3(e) or (f)) that: (i) suspends or revokes its registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) places limitations on its activities, functions or operations; or (iii) bars it from being associated with any entity or from participating in the offering of any penny stock. The Covered Party is not subject to any order of the SEC that orders it to cease and desist from committing or causing a violation or future violation of: (i) any scienter-based anti-fraud provision of the federal securities laws or any other rule or regulation thereunder;17 or (ii) Section 5 of the Securities Act (15 U.S.C. 77e). The Covered Party is not suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade. The Covered Party has not filed (as a registrant or issuer), and was not, and was not named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, and is not the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued. The Covered Party is not subject to a U.S. Postal Service false representation order entered within five years of the date of this Subscription Agreement and the Covered Party is not subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the U.S. Postal Service to constitute a scheme or device for obtaining money or property by means of false representations. There is no action, suit, claim, proceeding, arbitration, inquiry or investigation pending or, to the Subscriber’s knowledge, threatened against the Covered Party, which if adversely deter-mined, would give rise to any of the events described in (a) through (h) above. If the Subscriber responded “False” to any question above, please provide a description of the event, including the date or dates that each conviction, order, judgment, decree, suspension, expulsion or bar occurred or was issued, or a description of the status of any action, suit, claim, proceeding, arbitration, inquiry or investigation. Please also include any additional relevant in-formation as attachments to this Subscription Agreement. The representations and warranties in clauses (a) through (i) above shall be true and correct at all times while the Subscriber holds Shares in PALCO, and, notwithstanding any other provisions of this Subscription Agreement, if such representations and warranties are no longer true and correct then the Subscriber shall immediately notify PIMCO in 16 “Beneficial owner” of a security under the Rule 506(d) of the Securities Act has the same meaning as it does under Rule 13d-3 of the Exchange Act, which defines it to include any person who directly or indirectly has or shares voting power (including the power to vote, or to direct the voting of, such security) and/or investment power (including the power to dispose, or to direct the disposition of, such security). 17 Scienter-based anti-fraud provisions of the federal securities laws include section 17(a)(1) of the Securities Act (15 U.S.C. 77q(a)(1)), Section 10(b) of the Exchange Act (15 U.S.C. 78j(b)) and 17 CFR 240.10b-5, Section 15(c)(1) of the Exchange Act (15 U.S.C. 78o(c)(1)) and Section 206(1) of the Advisers Act (15 U.S.C. 80b-6(1)), or any other rule or regulation thereunder. 1 An “Institutional Account” means the account of: (a) a bank, savings and loan association, insurance company or registered investment company; (b) an investment adviser registered either with the U.S. Securities and Exchange Commission under Section 203 of the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”), or with a state securities commission (or any agency or office performing like functions); or (c) any other person (whether an individual / natural person, corporation, partnership, trust or otherwise) with total assets of at least $50 million as of the date the subscriber executes this Subscription Agreement (whether such assets are invested for such person’s own account or under management for the account of others). 2 Immediate Family Member” means (1) an employee’s spouse; (2) any of the following persons sharing the same household with the employee (which does not include temporary house guests): a person’s child, stepchild, grandchild, parent, stepparent, grandparent, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, legal guardian, adoptive relative, or domestic partner; (3) any person sharing the same household with the employee (which does not include temporary house guests) that holds an account in which the employee is a joint owner or listed as a beneficiary; or (4) any person sharing the same household with the employee in which the employee contributes to the maintenance of the household and material financial support of such person. 3 “Beneficial Owner” shall have the meaning given it under Applicable AML Laws, and such term shall have such meaning when used in this Subscription Agreement in the context of anti-money laundering and sanctions representations, warranties, covenants, acknowledgments, or when otherwise required. 4 “Non-Cooperative Jurisdiction or Territory” means any non-U.S. country or territory that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization concurs. 5 “Senior Foreign Political Figure” means (a) a current or former senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a current or former senior official of a major non-U.S. political party, or a current or former senior executive of a non-U.S. government-owned commercial enterprise, (b) a corporation, business, or other entity that has been formed by, or for the benefit of, any such individual, (c) an Immediate Family Member of any such individual, and (d) a person who is widely and publicly known (or is actually known) to be a Close Associate of such individual. For purposes of this definition, a “senior official” or “senior executive” means an individual with substantial authority over policy, operations, or the use of government-owned resources. “Close Associate” means, with respect to a Senior Foreign Political Figure or a Politically Exposed Person, a person who is widely and publicly known internationally (or actually known to the Subscriber) to maintain an unusually close relationship with the Senior Foreign Political Figure or Politically Exposed Person, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the Senior Foreign Political Figure or Politically Exposed Person. For the purposes of this Part 9, “Immediate Family Member” means a spouse or a person considered to be the equivalent of a spouse, parent, sibling, children and their spouses or persons considered to be equivalent of a spouse, or a spouse’s parents and siblings. 6 “Politically Exposed Person” means individuals who are or have been entrusted with prominent public functions in a foreign or domestic country, including heads of state or of government, senior politicians, senior government, judicial or military officials, senior executives of state-owned corporations or international organizations, important political party officials, and family members or Close Associates of any of the foregoing. In addition, a Politically Exposed Person includes any corporation, business or other entity that has been formed by, or for the benefit of, a Politically Exposed Person, as well as Immediate Family Members (as defined in footnote 5) and Close Associates of Politically Exposed Persons. 7 The term “benefit plan investor” is defined to include (i) employee benefit plans subject to Title I of ERISA (e.g., US corporate pension plans, Taft-Hartley plans, and 401(k) plans), (ii) plans subject to Section 4975 of the Internal Revenue Code (e.g., “Keogh” plans and individual retirement accounts and arrangements (“IRAs”)), and (iii) entities (e.g., a fund-of-funds and a collective investment trust) whose underlying assets are deemed to constitute “plan assets” under ERISA due to a failure of the entity to meet one of the regulatory exceptions under ERISA. Governmental plans and non-US plans are not included in this definition. 8 The term “spousal equivalent” shall mean a cohabitant occupying a relationship generally equivalent to that of a spouse. Spousal equivalents may pool their finances for the purposes of qualifying as accredited investors. 9 If the Subscriber has increased the amount of indebtedness secured by the Subscriber’s primary residence within 60 days prior to the sale of the Shares and such increase is not as a result of the acquisition of the primary residence, the Subscriber must include in the calculation as a liability such increase regardless of whether the amount of overall indebtedness is less than the estimated fair market value of the residence. 10 For purposes of this item, eligible professional certifications, designations and credentials are set forth at sec.gov/rules/other/2020/33-10823.pdf. 11 “Family offices” are entities established by families to manage their assets, plan for their families’ financial future, and provide other services to family members. Subscribers who check this box under the capacity of “family office” are expected to have no clients other than “family clients.” “Family clients” generally are family members, former family members, and certain key employees of the family office, as well as certain of their charitable organizations, trusts, and other types of entities. Although the definition of “family client” from Rule 501(a)(13) includes both natural persons and institutions, only family clients that are institutions may be considered institutional accredited investors. 12 In general, a trust other than a revocable grantor trust will not qualify as an “accredited investor” solely because all of its grantors and/or all of its beneficiaries are “accredited investors.” 13 An RBIC is a company that is approved by the Secretary of Agriculture and that has entered into a participation agreement with the Secretary of Agriculture. 14 In determining accredited investor status under Rule 501(a)(8), one may look through various forms of equity ownership to natural persons. If those natural persons are themselves accredited investors, and if all other equity owners of the entity are accredited investors, the entity would be an accredited investor under Rule 501(a)(8). 15 For example, the Subscriber may be an Indian tribe, governmental body, fund, or entity organized under the laws of a foreign country, (i) that owns “investments,” as defined in Rule 2a51-1(b) under the Investment Company Act, (ii) in excess of $5,000,000 and (iii) that was not formed for the specific purpose of investing in the securities offered.

PIMCO Asset-Based Lending Company LLC – Series [I/II] Subscription Agreement for Non-US Investors writing. The Subscriber shall also immediately notify PIMCO upon the occurrence of any pending investigation, proceeding, or other action that could give rise to an occurrence described in the prior clauses (a) through (i). PALCO may, in its sole discretion, cause the Subscriber to compulsorily withdraw from PALCO, in whole or in part, at any time if PIMCO knows or has reason to believe that the Subscriber has breached or may breach one or more of the representations and warranties set forth above. In addition, Subscribers that are not able to check “True” with respect to the representations (a) through (i) above are hereby notified that they may be required as a condition to their holding the Shares and not being withdrawn from PALCO in whole or in part to provide a description in writing on a form acceptable to PIMCO in its sole discretion of any matters covered in (a) through (i) and that such description may be disclosed to investors in PALCO.

PIMCO Asset-Based Lending Company LLC – Series [I/II] Subscription Agreement for Non-US Investors AML Subscriber Identification Questionnaire Please fill out this form, sign, and reply via email or fax. (a) General Information (1) Subscriber full name, including any aliases (2) Subscriber Physical or Residential Address (3) Principal Business Address (if different address above) (4) Nature / Purpose / Objective of Entity, if applicable (5) Domicile of Formation, if applicable (6) Subscriber’s Nationality (Individual) (7) Subscriber’s Place of Birth (Individual) (8) Subscriber’s Occupation (Individual) (b) Senior Political Figure Status (1) Is the Subscriber or any of the Beneficial Owners or Control Persons (as defined below) a Senior Political Figure or Politically Exposed Person, as defined in Section (o)? Yes No (2) If “Yes,” provide relationship of Senior Political Figure or Politically Exposed Person to Subscriber. (c) Source of Funds (1) Please indicate the source of funds to be invested: (2) Is the source of funds family capital or is the Subscriber a family office? Yes No

PIMCO Asset-Based Lending Company LLC – Series [I/II] Subscription Agreement for Non-US Investors (d) Business / Source of Wealth Please provide an explanation of the Subscriber’s Business / Source of Wealth (e) Indication of Expected Turnover Please indicate the number of expected transactions through the account (f) Fund of Fund Status Is the amount of the Subscriber’s subscription (as set forth in this Agreement, combined with any previous investments in the Fund) 40% or more of the total assets and committed capital of the Subscriber? Yes No (g) Agent or Nominee Status (1) Is the Subscriber investing as an agent, nominee, or on behalf of another person? Yes No (2) If “Yes,” provide name of such person and briefly describe their relationship to the Subscriber. (h) Bearer Shares Has the Subscriber issued, or does or will it issue, bearer shares or bearer instruments? Yes No (i) Beneficial Owners For Legal Entity Subscribers, unless one of the exceptions in Section (n) applies, please identify each natural person who holds 10% or greater direct or indirect equity interest in the Subscriber. Note: The Fund may seek additional information on beneficial owners. Name and any Aliases Date of Birth Place of Birth Nationality SSN, passport number, or other similar Identification Number Residential Address Percentage Ownership

PIMCO Asset-Based Lending Company LLC – Series [I/II] Subscription Agreement for Non-US Investors (j) Control Persons For Legal Entity Subscribers, unless one of the exceptions in Section (n) applies, please identify at least one “Control Person” of the Entity, meaning any individual with significant responsibility to control, manage, or direct the legal entity. A Control Person may be an executive officer or senior manager (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Treasurer). For Trusts, identify any Trustees, Grantors, Settlor, Protector (if any), of the Trust, and the beneficiaries (including every beneficiary that falls within a designated characteristic or class) or the Trust. Name and any Aliases Date of Birth Place of Birth Nationality SSN, passport number, or other similar Identification Number Residential Address (k) Power of Attorney For legal entities, unless one of the exceptions in Section (n) applies, please identify any natural persons having powers of attorney over the Subscriber, if applicable. For each such person, provide a copy of a current photographic ID and copy of proof of address. Name and any Aliases Residential Address (l)

PIMCO Asset-Based Lending Company LLC – Series [I/II] Subscription Agreement for Non-US Investors Identity Verification (1) Natural Persons Subscribers: Provide a copy of a current valid passport, national ID card, driver’s license (bearing photo and signature) and a copy or original of a bank reference, professional character reference, utility bill, or bank statement dated within the past 6 months that confirms the Subscriber’s address. (2) Legal Entity Subscribers: a. Proof of Legal Existence: Provide the following, as applicable: Companies (a) A copy of certificate of incorporation (or equivalent) or copy of verification from a government registry website or a copy of a certificate of incorporation (or equivalent) and a copy of verification from government registry website; and a copy of the company constitution, memorandum and articles of association, or equivalent and (b) The directors’ register and (c) A copy of the mandate authorizing the director(s) to enter the subscription (i.e., a board resolution or reference in constitutional document) Partnerships (a) A copy of certificate of registration (or equivalent) or copy of certificate of registration (or equivalent) and a copy of verification from a government registry website; and A copy of the partnership agreement or equivalent and (b) A copy of the mandate authorizing the general partner to enter into the subscription (board resolution or reference in constitutional document) Trusts (a) Copy of the trust deed (this may be redacted if one can clearly identify the information required) Unregistered Pension, Government Entity, Charities, Clubs and Societies (a) The articles of incorporation/corporate charter/extract from approved government registry and proof of tax exempt status of the legal entity (including obtaining a copy of a form submitted to the government tax collection body within the Subscriber’s jurisdiction) b. Beneficial and Control Persons: Unless one of the exceptions in Section (n) applies, for each Beneficial Owner listed in Section (i) and/or Control Person listed in Section (j) above, provide a copy of a current valid passport, national ID card, driver’s license (bearing photo and signature) and a copy or original of a bank reference, professional character reference, utility bill or bank statement dated within the past 6 months that confirms the person’s address. (m)

PIMCO

PIMCO Asset-Based Lending Company LLC – Series [I/II]
Subscription Agreement for Non-US Investors
Appendix D

(m) Authorized Signatories

Please provide below or attach a list of authorized signatories for this investment and their signature specimens and provide evidence of appointment.

Full Name	Signature Specimen

(n) Exceptions

(1) If the Subscriber qualifies under any of the categories below, the Subscriber does not need to identify Beneficial Owners in Section (i) or Control Persons in Section (j). Please check any that apply and provide proof of status as indicated.

	Subscriber Type	Applies
(A)	A Bank regulated by a U.S. Federal Functional Regulator or by a State bank regulator; a Banking Holding Company; or a Savings and Loan Bank Holding Company (provide proof of regulation)	
(B)	A U.S. Government, U.S. Government Agency, and U.S. Central Bank / Monetary Authority[18] (provide proof of government affiliation)	
(C)	An Insurance Company regulated by a State (provide proof of regulation)	
(D)	An Investment Adviser registered with the SEC under Section 202(a)(11) of the Investment Advisers Act of 1940 (provide proof of regulation)	
(E)	A Mutual Fund regulated by the OCC or the SEC OR a company registered with the SEC under the Investment Company Act of 1940 (provide proof of regulation)	
(F)	A Non-Financial Institution Public Company listed on the New York Stock Exchange, American Stock exchange, or NASDAQ Stock Market[19] OR has a class of equity securities that is held of record by either (i) 2,000 persons, or (ii) 500 persons who are not accredited investors and, and on the last day of the subscriber's fiscal year, its total assets exceed $10 million (provide proof of listing) OR has issued equity or debt securities to the public in a registered offering and is required to file a registration statement under the Securities Act of 1933 (provide evidence of exchange registration)	
(G)	A Securities and Commodities Broker/Dealer regulated by the SEC or the CFTC OR registered with the SEC under the Securities Exchange Act of 1934. The Securities Exchange Act of 1934 requires, without limitation, the following entities to be registered with SEC: Securities brokers or dealers; or an association of brokers and dealers registered as a national securities association OR registered with the CFTC (provide proof of government affiliation)	
(H)	A Foreign Financial Institution that is required to provide beneficial ownership information to a collector (provide proof of regulation AND frequency and form in which it reports UBO information to their regulator and the regulatory citation that requires such reporting)	
(I)	A non-U.S. Government, Non-U.S. Government Agency, Non-U.S. Central Bank/Monetary Authority or Supra-national Organization[20] (provide proof of government affiliation)	
(J)	A pension fund for a professional association or trade union or that is acting on behalf of employees of the entities listed above, including a plan established under the Employee Retirement Income Security Act of 1974 ("ERISA") in the U.S., or its equivalent outside of the U.S.; a Defined Contribution / Benefit Plan; an Individual Retirement Account (Employer sponsored only); Pension Schemes; a Superannuation Plan; and Registered Retirement Savings Plan (provide evidence of license to operate under the regulatory body; evidence of filings of required documentation with the regulatory body; letter of good standing from the regulatory body; or name of regulator and screenshot from the regulator's website showing proof of regulation by the regulatory body).	
(K)	Any direct majority-owned subsidiary or direct or indirect wholly-owned subsidiary of any of the above (please provide copy of corporate structure depicting relationship and including all layers of ownership AND the proof of status required for the exempt parent entity)	

(2) If the Subscriber qualifies under any of these categories and provides the required documentation, the Subscriber does not need to identify Beneficial Owners in Section (i). Control Persons do need to be identified in Section (j) and such Control Persons need to provide the relevant identity verification information requested in Section (i). Please check any that apply and provide proof of status as indicated.

	Subscriber Type	Applies
(A)	A charity, religious group or non-profit that is a nonprofit corporation or similar entity and filed its organizational documents with the appropriate State Authority (provide completed legal documentation for the entity type)	
(B)	A Foundation or Endowment that is a nonprofit corporation or similar entity and filed its organizational documents with the appropriate State Authority (provide completed legal documentation for the entity type)	
(C)	A University or Hospital that is a nonprofit corporation or similar entity and filed its organizational documents with the appropriate State Authority (provide completed legal documentation for the entity type)	
(D)	A pooled investment vehicle that is operated or advised by a financial institution excluded under Section (n).	

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[18] For the purposes of this exception, the Subscriber may be a department or agency of the U.S. OR the Subscriber may be a "subsidiary" of such department or agency. To meet the subsidiary test and qualify for the exclusion, the entity must: (1) be wholly or majority owned or controlled by the U.S. government; AND (2) exercise governmental authority on behalf of the U.S.

[19] The non-FI public company must be designated as a "NASDAQ National Market Security" (except stock or interests listed under the separate "NASDAQ Capital Markets Companies" heading).

[20] This exception includes a department or agency of a non-US government so long as the non-US government department or agency does not engage in the type of activity a private citizen or company can also participate in (i.e., standard financial transactions or business transactions).

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PIMCO Asset-Based Lending Company LLC – Series [I/II] Subscription Agreement for Non-US Investors (o) Anti-Money Laundering and Sanctions Compliance Definitions As used in this Appendix D, the following terms shall have the following meanings: 1. Close Associate. “Close Associate” means, with respect to a Senior Foreign Political Figure or a Politically Exposed Person, a person who is widely and publicly known internationally (or actually known to the Subscriber) to maintain an unusually close relationship with the Senior Foreign Political Figure or Politically Exposed Person, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the Senior Foreign Political Figure or Politically Exposed Person. 2. Foreign Bank. “Foreign Bank” means an organization that (a) is organized under the laws of a country outside the United States; (b) engages in the business of banking; (c) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (d) receives deposits to a substantial extent in the regular course of its business; and (e) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a foreign bank. 3. Foreign Shell Bank. “Foreign Shell Bank” means a Foreign Bank without a physical presence in any country, but does not include a Regulated Affiliate. 4. Immediate Family Member. “Immediate Family Member” means, for the purpose of this Appendix D, a spouse or a person considered to be the equivalent of a spouse, parent, sibling, children and their spouses or persons considered to be equivalent of a spouse, or a spouse’s parents and siblings. 5. Non-Cooperative Jurisdiction or Territory. “Non-Cooperative Jurisdiction or Territory” means any non-U.S. country or territory that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization concurs. 6. Politically Exposed Person. “Politically Exposed Person” means individuals who are or have been entrusted with prominent public functions in a foreign or domestic country, including heads of state or of government, senior politicians, senior government, judicial or military officials, senior executives of state-owned corporations or international organizations, important political party officials, and family members or Close Associates of any of the foregoing. In addition, a Politically Exposed Person includes any corporation, business or other entity that has been formed by, or for the benefit of, a Politically Exposed Person, as well as Immediate Family Members (as defined in this Appendix D) and Close Associates of Politically Exposed Persons. 7. Regulated Affiliate. “Regulated Affiliate” means a Foreign Shell Bank that (a) is an affiliate of a depository institution, credit union, or Foreign Bank that maintains a physical presence in the United States or a foreign country; and (b) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or Foreign 8. Senior Political Figure. “Senior Political Figure” means (a) a current or former senior official in the executive, legislative, administrative, military or judicial branches of a government (whether elected or not), a current or former senior official of a major political party, or a current or former senior executive of a government-owned commercial enterprise, (b) a corporation, business, or other entity that has been formed by, or for the benefit of, any such individual, (c) an Immediate Family Member (as defined in this Appendix D) of any such individual, and (d) a person who is widely and publicly known (or is actually known) to be a Close Associate of such individual. For purposes of this definition, a “senior official” or “senior executive” means an individual with substantial authority over policy, operations, or the use of government-owned resources.

PIMCO Asset-Based Lending Company LLC – Series [I/II] Subscription Agreement for Non-US Investors Required Pre-Clearance Questions If you are a PIMCO or PALCO employee, certain non-employee personnel, officer, director, or an Immediate Family Member thereof, please select one or more applicable option(s) below (required) and complete the below Pre-Clearance Questions in this Appendix E: PIMCO employee/personnel or Immediate Family Member PALCO officer or director (including PIMCO employee who is PALCO officer or director) or Immediate Family Member For all transactions via the Executive Deferred Compensation Plan or otherwise in respect of PALCO, please answer the following questions to the best of your knowledge and belief: Yes No Do you have any questions about the fact that written approval is required prior to (i) transferring an interest in or (ii) partially or fully requesting repurchases of shares of in PALCO prior to PALCO being wound down and that requests to transfer or have shares repurchased will be reviewed on a case-by-case basis and there is no guarantee that the request will be approved? Do you possess information regarding any material and nonpublic changes to PALCO (e.g., pending changes in the share repurchase plan withdrawal rights, changes to the strategy, key personnel, material changes to NAV or otherwise)? Do you have any questions regarding your obligations under PIMCO’s MNPI Policy, which prohibits (i) sharing material non-public information about PALCO or PALCO’s holdings with any individual who is not authorized to possess such information; or (ii) using such information to make or influence others to make an investment decision with respect to PALCO? Are you a Section 16 filer of PALCO? •If yes, have you engaged in any opposite way transaction with PALCO, including compensation with PALCO, within the last 180 days?or the purposes of this exception, the Subscriber may be a department or agency of the U.S. OR the Subscriber may be a “subsidiary” of such department or agency. To meet the subsidiary test and qualify for the exclusion, the entity must: (1) be wholly or majority owned or controlled by the U.S. government; AND (2) exercise governmental authority on behalf of the U.S. For the purposes of this exception, the Subscriber may be a department or agency of the U.S. OR the Subscriber may be a “subsidiary” of such department or agency. To meet the subsidiary test and qualify for the exclusion, the entity must: (1) be wholly or majority owned or controlled by the U.S. government; AND (2) exercise governmental authority on behalf of the U.S. 9 The non-FI public company must be designated as a “NASDAQ National Market Security” (except stock or interests listed under the separate “NASDAQ Capital Markets Companies” heading). 20 This exception includes a department or agency of a non-US government so long as the non-US government department or agency does not engage in the type of activity a private citizen or company can also participate in (i.e., standard financial transactions or business transactions). 21 “Immediate Family Member” (for the purpose of this Appendix E) means (1) an employee’s spouse; (2) any of the following persons sharing the same household with the employee (which does not include temporary house guests): a person’s child, stepchild, grandchild, parent, stepparent, grandparent, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, legal guardian, adoptive relative, or domestic partner; (3) any person sharing the same household with the employee (which does not include temporary house guests) that holds an account in which the employee is a joint owner or listed as a beneficiary; or (4) any person sharing the same household with the employee in which the employee contributes to the maintenance of the household and material financial support of such person.